Exhibit 10-bb

Schedule identifying agreements substantially identical to the Form of Employment Agreement constituting Exhibit 10-aa hereto entered into by Meritor, Inc. and each of the following persons:
April Miller Boise (term ends August 14, 2018)
Timothy J. Heffron
Joseph Plomin
Robert H. Speed
Chris Villavarayan (term ends December 1, 2017)

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CPAM: 8604758.1